EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2017 Financial Results

SAN RAFAEL, Calif., Jan. 18, 2018 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2017 of $4.2 million and diluted earnings per common share ("EPS") of $0.16. Fourth quarter 2017 results include adjustments to asset values triggered by enactment of the Tax Cuts and Jobs Act of 2017 which reduced EPS $0.48, recognition of a loss contingency which reduced EPS $0.12, and securities gains which increased EPS $0.18. Fourth quarter 2017 results compare to third quarter 2017 net income of $15.0 million and EPS of $0.57, and to fourth quarter 2016 net income of $14.5 million and EPS of $0.56.

"Fourth quarter 2017 net income benefited from higher net interest income; Westamerica’s annualized net interest margin on a fully taxable equivalent basis increased to 3.12 percent in the fourth quarter 2017 from 3.10 percent in the third quarter 2017. The margin is supported by a relatively low cost of funding, which has been steady at 0.04 percent of loans and investments from the fourth quarter of 2016 through the fourth quarter 2017. Asset quality remains very high with nonperforming assets totaling only $7.9 million at December 31, 2017 and net loan losses for the year 2017 were just 0.08 percent of average loan balances,” said Chairman, President and CEO David Payne.  “After the accounting charges required by the new tax law, Westamerica’s capital position remains solid with total capital to assets of 10.7 percent at December 31, 2017 compared to 11.1 percent at September 30, 2017. Westamerica increased its quarterly dividend to $0.40 per common share in the fourth quarter 2017,” concluded Payne.

The annualized net interest margin on a fully taxable equivalent basis was 3.12 percent for the fourth quarter 2017, compared to 3.10 percent for the third quarter 2017, and 3.15 percent for the fourth quarter 2016. Net interest income on a fully taxable equivalent basis was $36.6 million for the fourth quarter 2017, compared to $35.7 million for the third quarter 2017, and $36.0 million for the fourth quarter 2016. The annualized funding cost of deposits and other interest-bearing borrowings, as a percentage of average earning assets, was unchanged at 0.04 percent for the fourth quarter 2017, third quarter 2017, and fourth quarter 2016. Checking and savings deposits, which earn relatively low interest rates and are less volatile than time deposits during periods of rising market interest rates, represented 95 percent of average total deposits during the fourth quarter 2017.

The Company recognized no provision for loan losses for the fourth quarter 2017 given stable nonperforming loan volumes and other credit quality attributes. At December 31, 2017, the allowance for loan losses totaled $23.0 million.

Noninterest income for the fourth quarter 2017 totaled $20.3 million, including $8.0 million in securities gains, compared to $12.5 million for the third quarter 2017 and $11.5 million for the fourth quarter 2016. Merchant processing fees were $2.3 million for the fourth quarter 2017, $2.2 million for the third quarter 2017 and $1.7 million for the fourth quarter 2016; the increase is due to successful sales efforts and increased processing volumes.

Noninterest expense for the fourth quarter 2017 totaled $30.2 million, including a $625 thousand impairment of low income housing limited partnership investments due to enactment of the Tax Cuts and Jobs Act of 2017 and a $5.5 million loss contingency accrual. As disclosed in the Company’s Form 8-K filed October 19, 2017 and Form 10-Q filed November 3, 2017, the Company has determined that it is obligated to provide refunds of revenue recognized in prior years to some customers; the Company has estimated the probable amount of these obligations and accrued a liability as of December 31, 2017.

The book tax provision on a fully taxable equivalent basis for the fourth quarter 2017 totaled $22.6 million, of which $12.3 million represents the charge to re-measure the Company’s net deferred tax asset triggered by enactment of the Tax Cuts and Jobs Act of 2017.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2016 filed on Form 10-K and quarterly report for the quarter ended September 30, 2017 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information January 18, 2018
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2017

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'17	Q4'16	Change	Q3'17

Net Interest and Fee Income (FTE)	$36,644	$35,959	1.9%	$35,680
Reversal of Provision for Loan Losses	-	-	n/m	-
Noninterest Income	20,300	11,545	75.8%	12,548
Noninterest Expense	30,167	24,577	22.7%	24,114
Income Before Taxes (FTE)	26,777	22,927	16.8%	24,114
Income Tax Provision (FTE)	22,617	8,474	n/m	9,097
Net Income	$4,160	$14,453	-71.2%	$15,017

Average Common Shares Outstanding	26,384	25,773	2.4%	26,309
Diluted Average Common Shares	26,538	25,925	2.4%	26,404

Operating Ratios:
Basic Earnings Per Common Share	$0.16	$0.56	-71.4%	$0.57
Diluted Earnings Per Common Share	0.16	0.56	-71.4%	0.57
Return On Assets (a)	0.30%	1.07%		1.09%
Return On Common Equity (a)	2.7%	10.3%		9.9%
Net Interest Margin (FTE) (a)	3.12%	3.15%		3.10%
Efficiency Ratio (FTE)	53.0%	51.7%		50.0%

Dividends Paid Per Common Share	$0.40	$0.39	2.6%	$0.39
Common Dividend Payout Ratio	250%	70%		68%

			%
	12/31'17YTD	12/31'16YTD	Change

Net Interest and Fee Income (FTE)	$144,118	$145,077	-0.7%
Reversal of Provision for Loan Losses	(1,900)	(3,200)	n/m
Noninterest Income	56,628	46,574	21.6%
Noninterest Expense	103,292	101,752	1.5%
Income Before Taxes (FTE)	99,354	93,099	6.7%
Income Tax Provision (FTE)	49,329	34,246	44.0%
Net Income	$50,025	$58,853	-15.0%

Average Common Shares Outstanding	26,291	25,612	2.7%
Diluted Average Common Shares	26,419	25,678	2.9%

Operating Ratios:
Basic Earnings Per Common Share	$1.90	$2.30	-17.4%
Diluted Earnings Per Common Share	1.89	2.29	-17.5%
Return On Assets	0.92%	1.12%
Return On Common Equity	8.4%	10.9%
Net Interest Margin (FTE)	3.12%	3.24%
Efficiency Ratio (FTE)	51.5%	53.1%

Dividends Paid Per Common Share	$1.57	$1.56	0.6%
Common Dividend Payout Ratio	83%	68%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'17	Q4'16	Change	Q3'17

Interest and Fee Income (FTE)	$37,115	$36,459	1.8%	$36,153
Interest Expense	471	500	-5.8%	473
Net Interest and Fee Income (FTE)	$36,644	$35,959	1.9%	$35,680

Average Earning Assets	$4,682,897	$4,561,619	2.7%	$4,587,848
Average Interest-
Bearing Liabilities	2,701,190	2,681,585	0.7%	2,687,620

Yield on Earning Assets (FTE) (a)	3.16%	3.19%		3.14%
Cost of Funds (a)	0.04%	0.04%		0.04%
Net Interest Margin (FTE) (a)	3.12%	3.15%		3.10%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.07%		0.07%
Net Interest Spread (FTE) (a)	3.09%	3.12%		3.07%

			%
	12/31'17YTD	12/31'16YTD	Change

Interest and Fee Income (FTE)	$146,018	$147,193	-0.8%
Interest Expense	1,900	2,116	-10.2%
Net Interest and Fee Income (FTE)	$144,118	$145,077	-0.7%

Average Earning Assets	$4,622,339	$4,476,755	3.3%
Average Interest-
Bearing Liabilities	2,696,399	2,624,688	2.7%

Yield on Earning Assets (FTE)	3.16%	3.29%
Cost of Funds	0.04%	0.05%
Net Interest Margin (FTE)	3.12%	3.24%
Interest Expense/
Interest-Bearing Liabilities	0.07%	0.08%
Net Interest Spread (FTE)	3.09%	3.21%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'17	Q4'16	Change	Q3'17

Total Assets	$5,534,700	$5,370,412	3.1%	$5,441,612
Total Earning Assets	4,682,897	4,561,619	2.7%	4,587,848
Total Loans	1,285,748	1,356,350	-5.2%	1,287,740
Commercial Loans	327,790	349,022	-6.1%	324,727
Commercial RE Loans	575,984	546,145	5.5%	566,794
Consumer Loans	381,974	461,183	-17.2%	396,219
Total Investment Securities	3,397,149	3,205,269	6.0%	3,300,108
Available For Sale (Market)	2,216,054	1,821,998	21.6%	2,066,568
Held To Maturity	1,181,095	1,383,271	-14.6%	1,233,540
Unrealized (Loss) Gain	(3,522)	(5,571)	n/m	4,039

Loans/Deposits	26.7%	28.8%		27.3%

			%
	12/31'17YTD	12/31'16YTD	Change

Total Assets	$5,439,682	$5,246,144	3.7%
Total Earning Assets	4,622,339	4,476,755	3.3%
Total Loans	1,315,202	1,424,259	-7.7%
Commercial Loans	339,234	354,831	-4.4%
Commercial RE Loans	567,006	590,012	-3.9%
Consumer Loans	408,962	479,416	-14.7%
Total Investment Securities	3,307,137	3,052,496	8.3%
Available For Sale (Market)	2,052,456	1,651,500	24.3%
Held To Maturity	1,254,681	1,400,996	-10.4%
Unrealized Loss	(3,522)	(5,571)	n/m

Loans/Deposits	27.9%	31.0%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'17	Q4'16	Change	Q3'17

Total Deposits	$4,811,035	$4,702,129	2.3%	$4,714,579
Noninterest Demand	2,172,678	2,077,213	4.6%	2,103,042
Interest Bearing Transaction	899,822	871,947	3.2%	891,532
Savings	1,501,872	1,492,748	0.6%	1,475,969
Time greater than $100K	106,746	113,781	-6.2%	108,673
Time less than $100K	129,917	146,440	-11.3%	135,363
Total Short-Term Borrowings	62,833	56,669	10.9%	76,083
Shareholders' Equity	610,200	558,057	9.3%	599,473

Demand Deposits/
Total Deposits	45.2%	44.2%		44.6%
Transaction & Savings
Deposits / Total Deposits	95.1%	94.5%		94.8%

	12/31'17YTD	12/31'16YTD	Change

Total Deposits	$4,722,250	$4,590,351	2.9%
Noninterest Demand	2,095,522	2,026,939	3.4%
Interest Bearing Transaction	888,116	862,581	3.0%
Savings	1,492,725	1,428,059	4.5%
Time greater than $100K	109,563	118,750	-7.7%
Time less than $100K	136,324	154,022	-11.5%
Total Short-Term Borrowings	69,671	61,276	13.7%
Shareholders' Equity	596,356	542,301	10.0%

Demand Deposits/
Total Deposits	44.4%	44.2%
Transaction & Savings
Deposits / Total Deposits	94.8%	94.1%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'17
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,682,897	$37,115	3.16%
Total Loans (FTE)	1,285,748	15,671	4.84%
Commercial Loans (FTE)	327,790	4,168	5.05%
Commercial RE Loans	575,984	8,009	5.52%
Consumer Loans	381,974	3,494	3.63%
Total Investments (FTE)	3,397,149	21,444	2.52%

Interest Expense Paid
Total Earning Assets	4,682,897	471	0.04%
Total Interest-Bearing Liabilities	2,701,190	471	0.07%
Total Interest-Bearing Deposits	2,638,357	461	0.07%
Interest-Bearing Transaction	899,822	60	0.03%
Savings	1,501,872	225	0.06%
Time less than $100K	129,917	75	0.23%
Time greater than $100K	106,746	101	0.38%
Total Short-Term Borrowings	62,833	10	0.06%

Net Interest Income and
Margin (FTE)		$36,644	3.12%

	Q4'16
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,561,619	$36,459	3.19%
Total Loans (FTE)	1,356,350	16,526	4.85%
Commercial Loans (FTE)	349,022	4,084	4.66%
Commercial RE Loans	546,145	8,386	6.11%
Consumer Loans	461,183	4,056	3.50%
Total Investments (FTE)	3,205,269	19,933	2.49%

Interest Expense Paid
Total Earning Assets	4,561,619	500	0.04%
Total Interest-Bearing Liabilities	2,681,585	500	0.07%
Total Interest-Bearing Deposits	2,624,916	491	0.07%
Interest-Bearing Transaction	871,947	58	0.03%
Savings	1,492,748	230	0.06%
Time less than $100K	146,440	90	0.24%
Time greater than $100K	113,781	113	0.40%
Total Short-Term Borrowings	56,669	9	0.06%

Net Interest Income and
Margin (FTE)		$35,959	3.15%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'17	Q4'16	Change	Q3'17

Service Charges on Deposits	$4,756	$5,064	-6.1%	$4,989
Merchant Processing Services	2,346	1,678	39.8%	2,153
Debit Card Fees	1,569	1,566	0.2%	1,784
Other Service Fees	620	620	0.1%	652
ATM Processing Fees	696	551	26.4%	684
Trust Fees	739	682	8.4%	718
Financial Services Commissions	155	157	-1.4%	148
Securities Gains	7,955	-	n/m	-
Other Income	1,464	1,227	19.3%	1,420
Total Noninterest Income	$20,300	$11,545	75.8%	$12,548

Total Revenue (FTE)	$56,944	$47,504	19.9%	$48,228
Noninterest Income/Revenue (FTE)	35.6%	24.3%		26.0%
Service Charges/Avg. Deposits (a)	0.39%	0.43%		0.42%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.56	$7.33	16.8%	$7.27

			%
	12/31'17YTD	12/31'16YTD	Change

Service Charges on Deposits	$19,612	$20,854	-6.0%
Merchant Processing Services	8,426	6,377	32.1%
Debit Card Fees	6,421	6,290	2.1%
Other Service Fees	2,584	2,571	0.5%
ATM Processing Fees	2,610	2,411	8.2%
Trust Fees	2,875	2,686	7.0%
Financial Services Commissions	639	568	12.6%
Securities Gains	7,955	-	n/m
Other Income	5,506	4,817	14.3%
Total Noninterest Income	$56,628	$46,574	21.6%

Total Revenue (FTE)	$200,746	$191,651	4.7%
Noninterest Income/Revenue (FTE)	28.2%	24.3%
Service Charges/Avg. Deposits	0.42%	0.45%
Total Revenues (FTE) Per Avg.
Common Share	$7.64	$7.48	2.0%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'17	Q4'16	Change	Q3'17

Salaries & Benefits	$12,652	$12,439	1.7%	$12,816
Loss Contingency (2)	5,542	3	n/m	-
Occupancy and Equipment	4,860	4,860	0.0%	4,907
Outsourced Data Processing	2,325	2,131	9.1%	2,383
Amortization of
Identifiable Intangibles	755	863	-12.4%	760
Professional Fees	627	797	-21.3%	512
Impairment of Tax Credit Investments	625	-	n/m	-
Courier Service	423	494	-14.4%	451
Other Operating	2,358	2,990	-21.2%	2,285
Total Noninterest Expense	$30,167	$24,577	22.7%	$24,114

Noninterest Expense/
Avg. Earning Assets (a)	2.56%	2.14%		2.09%
Noninterest Expense/Revenues (FTE)	53.0%	51.7%		50.0%

			%
	12/31'17YTD	12/31'16YTD	Change

Salaries & Benefits	$51,519	$51,507	0.0%
Loss Contingency (2)	5,542	3	n/m
Occupancy and Equipment	19,430	19,017	2.2%
Outsourced Data Processing	9,035	8,505	6.2%
Amortization of
Identifiable Intangibles	3,077	3,504	-12.2%
Professional Fees	2,161	3,980	-45.7%
Impairment of Tax Credit Investments	625	-	n/m
Courier Service	1,732	1,952	-11.3%
Other Operating	10,171	13,284	-23.4%
Total Noninterest Expense	$103,292	$101,752	1.5%

Noninterest Expense/
Avg. Earning Assets	2.23%	2.27%
Noninterest Expense/Revenues (FTE)	51.5%	53.1%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q4'17	Q4'16	Change	Q3'17

Average Total Loans	$1,285,748	$1,356,350	-5.2%	$1,287,740

Allowance for Loan Loss (ALL)
Beginning of Period	$23,628	$26,359	-10.4%	$24,103
Reversal of Provision for Loan Losses	-	-	n/m	-
Net ALL Losses	(619)	(405)	n/m	(475)
ALL End of Period	$23,009	$25,954	-11.3%	$23,628
ALL Recoveries/Gross ALL Losses	47%	66%		53%

Net ALL Losses /Avg. Total Loans (a)	0.19%	0.12%		0.15%

			%
	12/31'17YTD	12/31'16YTD	Change

Average Total Loans	$1,315,202	$1,424,259	-7.7%

Allowance for Loan Loss (ALL)
Beginning of Period	$25,954	$29,771	-12.8%
Reversal of Provision for Loan Losses	(1,900)	(3,200)	n/m
Net ALL Losses	(1,045)	(617)	n/m
ALL End of Period	$23,009	$25,954	-11.3%
ALL Recoveries/Gross ALL Losses	82%	91%

Net ALL Losses /Avg. Total Loans	0.08%	0.04%

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/17	12/31/16	Change	9/30/17

Nonperforming Loans (1):
Nonperforming Nonaccrual	$1,641	$3,956	-58.5%	$1,498
Performing Nonaccrual	4,285	4,429	-3.2%	4,285
Total Nonaccrual Loans	5,926	8,385	-29.3%	5,783
90+ Days Past Due Accruing Loans	531	497	6.8%	434
Total	6,457	8,882	-27.3%	6,217
Repossessed Loan Collateral (1)	1,426	3,095	-53.9%	1,426
Total Nonperforming Assets (1)	$7,883	$11,977	-34.2%	$7,643

Total Loans Outstanding	$1,287,982	$1,352,711	-4.8%	$1,284,782

Total Assets	$5,513,046	$5,366,083	2.7%	$5,445,808

Loans:
Allowance for Loan Losses	$23,009	$25,954	-11.3%	$23,628
Allowance/Loans	1.79%	1.92%		1.84%
Nonperforming Loans/Total Loans	0.50%	0.66%		0.48%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/17	12/31/16	Change	9/30/17

Shareholders' Equity	$590,239	$561,367	5.1%	$603,957
Total Assets	5,513,046	5,366,083	2.7%	5,445,808

Shareholders' Equity/
Total Assets	10.71%	10.46%		11.09%
Shareholders' Equity/
Total Loans	45.83%	41.50%		47.01%
Tangible Common Equity Ratio	8.63%	8.26%		8.98%
Common Shares Outstanding	26,425	25,907	2.0%	26,319
Common Equity Per Share	$22.34	$21.67	3.1%	$22.95
Market Value Per Common Share	$59.55	$62.93	-5.4%	$59.54

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'17	Q4'16	Change	Q3'17

Total Shares Repurchased	-	-	n/m	-
Average Repurchase Price	$-	$-	n/m	$-
Net Shares Issued	(106)	(242)	n/m	(15)

			%
	12/31'17YTD	12/31'16YTD	Change

Total Shares Repurchased	6	137	n/m
Average Repurchase Price	$56.51	$41.94	n/m
Net Shares Issued	(518)	(379)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/17	12/31/16	Change	9/30/17
Assets:
Cash and Due from Banks	$575,002	$462,271	24.4%	$561,757

Investment Securities:
Available For Sale	2,193,507	1,890,758	16.0%	2,090,477
Held to Maturity	1,158,864	1,346,312	-13.9%	1,204,240

Loans	1,287,982	1,352,711	-4.8%	1,284,782
Allowance For Loan Losses	(23,009)	(25,954)	-11.3%	(23,628)
Total Loans, net	1,264,973	1,326,757	-4.7%	1,261,154

Other Real Estate Owned	1,426	3,095	-53.9%	1,426
Premises and Equipment, net	35,301	36,566	-3.5%	35,507
Identifiable Intangibles, net	3,850	6,927	-44.4%	4,605
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	158,450	171,724	-7.7%	164,969

Total Assets	$5,513,046	$5,366,083	2.7%	$5,445,808

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,197,526	$2,089,443	5.2%	$2,128,342
Interest-Bearing Transaction	904,245	865,701	4.5%	873,145
Savings	1,494,024	1,493,427	0.0%	1,491,168
Time	231,818	256,170	-9.5%	241,925
Total Deposits	4,827,613	4,704,741	2.6%	4,734,580

Short-Term Borrowed Funds	58,471	59,078	-1.0%	66,337
Other Liabilities	36,723	40,897	-10.2%	40,934
Total Liabilities	4,922,807	4,804,716	2.5%	4,841,851

Shareholders' Equity:
Common Equity:
Paid-In Capital	433,267	406,139	6.7%	427,188
Accumulated Other
Comprehensive Loss	(16,832)	(10,074)	n/m	(3,433)
Retained Earnings	173,804	165,302	5.1%	180,202
Total Shareholders' Equity	590,239	561,367	5.1%	603,957

Total Liabilities and
Shareholders' Equity	$5,513,046	$5,366,083	2.7%	$5,445,808

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'17	Q4'16	Change	Q3'17
Interest & Fee Income:
Loans	$15,410	$16,235	-5.1%	$15,082
Investment Securities:
Available for Sale	12,359	9,422	31.2%	11,347
Held to Maturity	6,435	7,552	-14.8%	6,716
Total Interest & Fee Income	34,204	33,209	3.0%	33,145

Interest Expense:
Transaction Deposits	60	58	3.1%	60
Savings Deposits	225	230	-2.3%	220
Time Deposits	176	203	-13.1%	181
Short-Term Borrowed Funds	10	9	13.6%	12
Total Interest Expense	471	500	-5.8%	473

Net Interest Income	33,733	32,709	3.1%	32,672

Reversal of Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	4,756	5,064	-6.1%	4,989
Merchant Processing Services	2,346	1,678	39.8%	2,153
Debit Card Fees	1,569	1,566	0.2%	1,784
Other Service Fees	620	620	0.1%	652
ATM Processing Fees	696	551	26.4%	684
Trust Fees	739	682	8.4%	718
Financial Services Commissions	155	157	-1.4%	148
Securities Gains	7,955	-	n/m	-
Other	1,464	1,227	19.3%	1,420
Total Noninterest Income	20,300	11,545	75.8%	12,548

Noninterest Expense:
Salaries and Benefits	12,652	12,439	1.7%	12,816
Loss Contingency (2)	5,542	3	n/m	-
Occupancy and Equipment	4,860	4,860	0.0%	4,907
Outsourced Data Processing	2,325	2,131	9.1%	2,383
Amortization of Identifiable Intangibles	755	863	-12.4%	760
Professional Fees	627	797	-21.3%	512
Impairment of Tax Credit Investments	625	-	n/m	-
Courier Service	423	494	-14.4%	451
Other	2,358	2,990	-21.2%	2,285
Total Noninterest Expense	30,167	24,577	22.7%	24,114

Income Before Income Taxes	23,866	19,677	21.3%	21,106
Income Tax Provision	19,706	5,224	n/m	6,089
Net Income	$4,160	$14,453	-71.2%	$15,017

Average Common Shares Outstanding	26,384	25,773	2.4%	26,309
Diluted Common Shares Outstanding	26,538	25,925	2.4%	26,404

Per Common Share Data:
Basic Earnings	$0.16	$0.56	-71.4%	$0.57
Diluted Earnings	0.16	0.56	-71.4%	0.57
Dividends Paid	0.40	0.39	2.6%	0.39

			%
	12/31'17YTD	12/31'16YTD	Change
Interest & Fee Income:
Loans	$61,740	$69,139	-10.7%
Investment Securities:
Available for Sale	44,664	34,276	30.3%
Held to Maturity	27,432	30,636	-10.5%
Total Interest & Fee Income	133,836	134,051	-0.2%

Interest Expense:
Transaction Deposits	233	259	-10.0%
Savings Deposits	890	907	-1.8%
Time Deposits	733	911	-19.6%
Short-Term Borrowed Funds	44	39	12.5%
Total Interest Expense	1,900	2,116	-10.2%

Net Interest Income	131,936	131,935	0.0%

Reversal of Provision for Loan Losses	(1,900)	(3,200)	n/m

Noninterest Income:
Service Charges	19,612	20,854	-6.0%
Merchant Processing Services	8,426	6,377	32.1%
Debit Card Fees	6,421	6,290	2.1%
Other Service Fees	2,584	2,571	0.5%
ATM Processing Fees	2,610	2,411	8.2%
Trust Fees	2,875	2,686	7.0%
Financial Services Commissions	639	568	12.6%
Securities Gains	7,955	-	n/m
Other	5,506	4,817	14.3%
Total Noninterest Income	56,628	46,574	21.6%

Noninterest Expense:
Salaries and Benefits	51,519	51,507	0.0%
Loss Contingency (2)	5,542	3	n/m
Occupancy and Equipment	19,430	19,017	2.2%
Outsourced Data Processing	9,035	8,505	6.2%
Amortization of Identifiable Intangibles	3,077	3,504	-12.2%
Professional Fees	2,161	3,980	-45.7%
Impairment of Tax Credit Investments	625	-	n/m
Courier Service	1,732	1,952	-11.3%
Other	10,171	13,284	-23.4%
Total Noninterest Expense	103,292	101,752	1.5%

Income Before Income Taxes	87,172	79,957	9.0%
Income Tax Provision	37,147	21,104	76.0%
Net Income	$50,025	$58,853	-15.0%

Average Common Shares Outstanding	26,291	25,612	2.7%
Diluted Common Shares Outstanding	26,419	25,678	2.9%

Per Common Share Data:
Basic Earnings	$1.90	$2.30	-17.4%
Diluted Earnings	1.89	2.29	-17.5%
Dividends Paid	1.57	1.56	0.6%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized
(1) All originated and purchased non performing loans and repossessed loan collateral have been combined as of Q1 '17. Prior period presentation has been updated, accordingly.
(2) Represents the Company's estimated refunds to customers of revenue recognized in prior years.